AQR FUNDS

Supplement dated August 23, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Prospectus

and the Class R6 Shares Prospectus,

each dated May 1, 2019, as amended (the “Prospectuses”),

of the AQR Style Premia Alternative Fund

and AQR Style Premia Alternative LV Fund

(the “Funds”)

This Supplement updates certain information contained in the Prospectuses. Please review this important information carefully. You may obtain copies of the Funds’ Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective September 1, 2019, the Funds are no longer closed to new investors. Accordingly, all references in the Funds’ Prospectuses to the Funds being closed to new investors are hereby deleted in their entirety from the Prospectuses. Additionally, the section entitled “Closed Fund Policies,” on page 190 of the Funds’ Class I Shares and Class N Shares Prospectus and page 188 of the Funds’ Class R6 Shares Prospectus, is hereby deleted in its entirety from the Prospectuses.

Please refer to the section entitled “Investing With the AQR Funds,” beginning on page 183 of the Funds’ Class I Shares and Class N Shares Prospectus and page 181 of the Funds’ Class R6 Shares Prospectus, for a description of investors eligible to invest in the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE